December 1, 2018

MagneGas Applied Technology Solutions, Inc.

c/o Board of Directors

11885 44th Street North

Clearwater, FL 33762

Re: Consent to Appointment to Executive Position

Dear Board of Directors,

In addition to my role as General Counsel, I hereby voluntarily accept my appointments as the Executive Vice President and corporate Secretary of MagneGas Applied Technology Solutions, Inc., a Delaware corporation (the “Company”) effective December 1, 2018.

By:	/s/Tyler B. Wilson
Name:	Tyler B. Wilson, Esq.